Exhibit 99.1

March 2014 Investor Presentation

Forward Looking Statements / Non-GAAP Measures This presentation contains forward looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward looking statements. Factors which could cause actual results to differ materially from these forward looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Altisource management utilizes certain non-GAAP measures such as earnings before interest, taxes, depreciation and amortization, or EBITDA, as a key metric in evaluating its financial performance. EBITDA should be considered in addition to, rather than as a substitute for, income before income taxes, net income attributable to Altisource and cash flows from operations. This non-GAAP measure is presented as supplemental information and reconciled to net income attributable to Altisource in the Appendix.

Table of Contents Strategy 3 Business Overview 9 Financial Performance 14 Growth Initiatives 17 Appendix 21

Strategy Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à.r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property offices of  other countries.

Altisource Vision Home Sales Home Rentals Home Maintenance Mortgage Originations Mortgage Servicing Real Estate Marketplace Mortgage Marketplace Vision To be the premier real estate and mortgage marketplace offering both content and distribution to the marketplace participants Mission To offer homeowners, buyers, sellers, agents, mortgage originators and servicers trusted and efficient marketplaces to conduct real estate and mortgage transactions and improve outcomes for market participants

Putting the Pieces Together to Serve Marketplaces Large vendor network Technology to order, deliver and pay for services Affinity relationships BPM solutions and people

Real Estate Marketplace Home Sales Home Rentals Home Maintenance Home buyers (and their agents) Home sellers (and their agents) Homeowners (and their agents) Renters (and their agents) Connecting With Homeowners (and their agents) Renters (and their agents) Service Providers Service Providers Service Providers Offering content (BPM solutions and people) Brokerage, on-line sales, title and escrow, valuation, insurance, etc. Brokerage, on-line rental, renovation management, property management, etc. Property inspection, preservation and renovation management, etc. Offering distribution <-------- Order and vendor management technology, payment --------> and presentment technology, document management, etc.

Mortgage Marketplace Mortgage Origination Mortgage Servicing Mortgage Originators Service Providers Mortgage Servicers Service Providers Investors Title and escrow, valuation, quality control, verification of employment and income, flood certifications, etc. Servicing technology and dialogue engines, title and escrow, insurance services, valuation, property inspection and preservation, default management services, etc. <-------- Order and vendor management technology, payment --------> and presentment technology, document management, etc. Borrowers Borrowers Connecting With Offering content (BPM solutions and people) Offering distribution

Distribution and Transaction Solutions Enabling the Marketplaces Vendor selection Price discovery Order processing Fulfillment acceptance Quality control Compliance validation Vendor scoring Invoicing and payment Customer care Collections Advanced analytics Document management Rules engines and processing solutions that enable and improve the efficiency and effectiveness of the Real Estate and Mortgage Marketplaces. Our solutions are industry agnostic and can be applied to other marketplaces

Business Overview Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à.r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property offices of  other countries.

Business Overview Services to the real estate and mortgage marketplaces that are typically outsourced by loan servicers, originators and home owners Accounts receivable management and customer relationship management services Business process management solutions and distribution solutions to enable the real estate and mortgage marketplaces and infrastructure support Technology Services Mortgage Services 2013 Consolidated Altisource Service Revenue: $662.1mm Operating Income: $162.1mm EBITDA: $206.3mm Financial Services

Mortgage Services – Summary Service revenue growth principally from continued growth of Ocwen, services expansion and growth of services provided to Lenders One® members Operating margins have generally expanded due to scale benefits and operating efficiencies, partially offset by amortization of the intangible assets associated with the 2013 acquisition of the fee based businesses Overview 2008 – 2013 CAGR: 55% Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest Does not include eliminations. Some categories include default and originations related revenue (2) (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest

Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest Operating income and margin exclude $2.8mm of goodwill impairment recognized in 2010 Financial Services – Summary 55 During 2013, asset recovery management significantly expanded its higher margin mortgage charge-off collections services Operating margins have expanded due to our expense management initiatives and customer base evolution toward the more stable and profitable customer relationship management and mortgage charge-off collections businesses (2) Overview (1)

Technology Services – Summary Revenue growth primarily from Ocwen’s portfolio growth Operating margins have recently declined as we invest in personnel to accelerate our next generation technology development to support our anticipated growth 2008 – 2013 CAGR: 18% Overview (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (1) RealSuite TM IT Infrastructure

Financial Performance Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à.r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property offices of  other countries.

Historical Performance

Historical Performance

Growth Initiatives Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à.r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property offices of  other countries.

Growth Initiatives Supporting Ocwen’s growth Expanding Hubzu to other institutions and the non-distressed home sale market Providing asset management services to the single family rental market Marketplace: Real Estate Supporting Ocwen’s growth Growing our origination related services through our access to over 14% of the U.S. origination market through Lenders One and Ocwen Developing NextGen REALServicing® technology Developing NextGen REALDoc®, REALTrans®, REALRemit® technologies, among others Deploying platform business process outsourcing offerings leveraging our next generation software with traditional BPO services Marketplace: Mortgage Distribution and Transaction Solutions

Service Revenue Scenarios Creating a stable, long-term revenue stream for Altisource as delinquency rates decline. The scenarios are for illustrative purposes only and do not represent a forecast. Note: The above scenarios do not assume any reinvestment of the cash generated from the businesses TM

Altisource®

# Service Revenue Scenarios: Assumptions

| Portfolio acquisition assumptions | Scenario 1 | Scenario 2 |
|---|---|---|
| Annual non-GSE portfolio acquisitions by Ocwen in 2014, 2015 and 2016 (no non-GSE portfolio acquisitions in 2017 and 2018) | None | $100 billion |

| Assumptions applicable to all scenarios | 2013 Actual | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|---|
| **Default related** | | | | | | |
| Non-GSE delinquency rate[1,2] | 27.8% | 23.6% | 20.2% | 19.2% | 18.9% | 18.5% |
| GSE delinquency rate[1,2] | 14.7% | 10.8% | 8.7% | 8.1% | 7.0% | 6.0% |
| **Originations related** | | | | | | |
| U.S. loan originations ($bn)[3] | 1,755 | 1,116 | 1,230 | 1,100 | 1,300 | 1,430 |
| Lenders One and Ocwen share of U.S. loan origination market | 13% | 14% | 16% | 17% | 18% | 18% |
| Origination related service revenue expressed as basis points of loans originated by Lenders One members and Ocwen | 1.6 | 4.5 | 7.0 | 10.0 | 13.5 | 14.0 |
| **Hubzu™** – non-Ocwen properties sold | 5 | 3,100 | 23,300 | 33,900 | 47,200 | 53,400 |
| **Financial Services** - annual revenue growth rate | 45% | 14% | 12% | 10% | 10% | 10% |

[1] Delinquency rate is calculated as the average % of total loans that are delinquent for more than 30 days, including loans in bankruptcy, foreclosure and REO
[2] Delinquency rates in 2014 and beyond are based on internal estimates
[3] U.S. loan origination projections for 2014 and 2015 based on Mortgage Bankers Association January 14, 2014 forecast. U.S. loan origination projections for 2016 and beyond are based on internal estimates.

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Thinking Ahead. Delivering Today.®

Appendix Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à.r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property offices of  other countries.

Historical Financial Information – EBITDA Reconciliation and Capital Expenditures Year Ended December 31, ($ mm) 2008 2009 2010 2011 2012 2013 Net Income attributable to Altisource $9.2 $26.0 $49.3 $71.1 $110.6 $130.0 Income tax provision 5.4 11.6 (0.4) 7.9 8.7 8.5 Interest expense, net of interest income 2.6 1.6 0.1 0.1 1.0 19.4 Depreciation, amortization and goodwill impairment 10.4 8.1 14.9 13.6 17.8 48.4 EBITDA 27.6 47.3 63.8 92.8 138.2 206.3 Capital Expenditures $5.2 $7.5 $11.6 $16.4 $35.6 $34.1

About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 7,800